SCHEDULE 14A
                                 (Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

                                 ALLEGIANT FUNDS
                (Name of Registrant as Specified in Its Charter)

                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transactions applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

       2)     Form, Schedule or Registration Statement No.:

       3)     Filing Party:

       4)     Date Filed:

                                 ALLEGIANT FUNDS
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
              ----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 2005
              ----------------------------------------------------

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of the Allegiant International Equity Fund (the "Fund") will be held on August 22, 2005 at 3:00 p.m., Eastern Time, at the offices of the Fund's co-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Special Meeting is being held to consider and vote on the following proposals:

Proposal 1: Approval of  a  sub-advisory agreement between the Fund's investment adviser, Allegiant Asset Management Company, and Polaris Capital Management, Inc., on behalf of the Fund

Proposal 2: To transact  such other  business  as  may properly  come before the
            Meeting and any adjournments thereof.

Shareholders of record of the Fund at the close of business on July 8, 2005 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposal referred to above.

Shareholders are invited to attend in person. If you plan to attend the Meeting, please indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or vote via telephone or the internet by following the instructions on the attached proxy card. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-622-3863.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12 P.M. (EASTERN TIME) ON AUGUST 18, 2005.

By Order of the Board of Trustees

Herbert R. Martens, Jr.
President
Allegiant Funds
July 21, 2005

                                IMPORTANT NOTICE


         At a Special Meeting of the Fund to be held on August 22, 2005, shareholders of record will have the opportunity to vote on a proposal relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes this proposal in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT


Q.       WHY IS THE FUND HOLDING A SPECIAL MEETING?

A. The Board of Trustees (the "Board") of Allegiant Funds (the "Trust") is seeking shareholder approval (the "Proposal") of a sub-advisory agreement (the "Sub-Advisory Agreement") between Polaris Capital Management, Inc. ("Polaris") and the Fund's current investment adviser, Allegiant Asset Management Company (the "Adviser").


Q.       WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), requires shareholders to approve investment management agreements with a fund's investment adviser and any sub-adviser. Therefore, the Board is holding the Special Meeting to ensure the Fund's continued
         compliance with the 1940 Act provisions by providing a forum for shareholders to approve the Sub-Advisory Agreement.


Q.       HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously recommends that you vote "FOR" the Proposal.


Q.       WILL THE FEES AND EXPENSES WITH RESPECT TO THE FUND INCREASE?

A. No, the fees will not change. Polaris will be paid a portion of the advisory fee currently paid to the Adviser as described in the Advisory Agreement between the Adviser and the Allegiant Funds.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. We encourage all shareholders to participate in the governance of the Fund. Approval of the Proposal requires the affirmative vote of a majority of all votes attributable to the voting securities of all shareholders of the Fund on the record date, which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the interests present at the Meeting, if the holders of more than 50 percent of the interests of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the interests of the Fund, whichever is less.

         In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.


Q.       HOW DO I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and Internet voting. If you need assistance, or have any questions regarding the proxy or how to vote your shares, please call Allegiant Funds at 1-800-622-FUND (3863).

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2005

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Allegiant Funds (the "Trust") on behalf of Allegiant International Equity Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 22, 2005 at 3:00 p.m. Eastern time at the offices of the Fund's co-administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy card were mailed to shareholders on or about July 21, 2005. The close of business on July 8, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders are entitled to one (1) vote for every share they hold on the Record Date. At the close of business on the Record Date, the total outstanding shares of each of Class A, B, C, I and R were __________, ________, __________, __________ and __________, respectively.

          All proxies solicited by the Board that are properly executed and received by the Fund's Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders' instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing, delivering to the Secretary a duly executed proxy card bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting. If no instruction is given on a signed and returned proxy card, it will be voted "FOR" the proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

          The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. For the purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

          The Board is seeking approval of a sub-advisory agreement (the "Sub-Advisory Agreement") between Polaris Capital Management, Inc. ("Polaris") and Allegiant Asset Management Company (the "Adviser") (the "Proposal"). If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. Any adjournment will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. The Adviser pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

          The approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the votes cast, which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the interests present at the Meeting, if the holders of more than 50 percent of the interests of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the interests of the Fund, whichever is less.

          The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

          YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF THE FUND'S ANNUAL REPORT DATED MAY 31, 2004 BY WRITING THE FUND AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406 OR BY CALLING TOLL-FREE 1-800-622-3863. THESE REPORTS HAVE BEEN PREVIOUSLY MAILED TO SHAREHOLDERS.

--------------------------------------------------------------------------------
                                   PROPOSAL 1
                       APPROVAL OF SUB-ADVISORY AGREEMENT
--------------------------------------------------------------------------------


          The Adviser intends to enter into the Sub-Advisory Agreement with Polaris, so that Polaris may provide portfolio management services for a portion of the assets of the Fund. All of the assets of the Fund are currently being managed by the Adviser under the Trust's advisory agreement between the Trust and the Adviser (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser may delegate asset management services to one or more sub-advisers provided that any sub-advisory agreement between a sub-adviser and the Adviser is approved by the Fund's Board and its shareholders. A form of the Sub-Advisory Agreement between the Adviser and Polaris is attached hereto as APPENDIX A.


INFORMATION ABOUT ALLEGIANT ASSET MANAGEMENT COMPANY

          Allegiant Asset Management Company, the adviser to the Fund, was established in 1995, and is a wholly owned subsidiary of National City Bank of the Midwest ("NCB"), which in turn is a wholly owned subsidiary of National City Corporation. The Adviser is a registered investment adviser and maintains its main office at 200 Public Square, 5th Floor, Cleveland, Ohio 44114. In addition to providing investment advisory services to the Trust, the Adviser provides investment management and advisory services to individual and institutional clients. During the last fiscal year, the Adviser received fees in an aggregate amount of $3,163,000 on behalf of the Fund. As of May 31, 2005, the Adviser managed approximately $26 billion in assets for individual and institutional clients.

          The Advisory Agreement, as amended, was last approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, on August 24, 2004. The Advisory Agreement was approved by the sole shareholder on July 2, 1987.

REASONS FOR THE PROPOSAL

          The Trust's management recently recommended to the Board that Polaris furnish investment advisory and other services to the Fund. Although not part of the Sub-Advisory Agreement, the Adviser intends to, consistent with the Fund's investment objective and strategies, allocate the Fund's assets between a growth strategy (as to the Fund's assets allocated to growth, the "International Growth Component") and a value strategy (as to the Fund's assets allocated to value, the "International Value Component"). If the Sub-Advisory Agreement is approved, Polaris will furnish investment advisory services to the International Value Component subject to the supervision of the Adviser.

          The Board met on May 17, 2005 to consider the proposed Sub-Advisory Agreement between the Adviser and Polaris on behalf of the Fund. The Board subsequently met on June 13, 2005 to further consider the Sub-Advisory Agreement and voted to recommend the Sub-Advisory Agreement to the Fund's shareholders for their approval. The Board, on behalf of the Fund, requested and reviewed various materials relating to Polaris, including materials furnished by the Adviser and Polaris. The Board initially noted that the Fund's Adviser supports the proposed Sub-Advisory Agreement and understands that any fees under the Sub-Advisory Agreement will be paid by the Adviser to Polaris from fees the Adviser receives pursuant to its Advisory Agreement with the Trust. Approval of the Sub-Advisory Agreement therefore would not increase the existing investment management fee paid by the Fund.

          The Board also discussed the written materials that had been provided by Polaris with respect to the proposed approval of the Sub-Advisory Agreement that described, among other things: (i) the nature, extent and quality of the services provided by Polaris; (ii) the experience and qualifications of the personnel providing those services; (iii) Polaris's management structure and current assets under management; (iv) Polaris's investment philosophies and processes; (v) Polaris's compliance policies and procedures; (vi) Polaris's trade allocation practices and criteria used to select brokers, including any soft dollar benefits that Polaris may realize from allocating brokerage transactions in exchange for research; (vii) the investment performance of a similar fund managed by Polaris (the "Similar Portfolio") as compared to its respective Lipper peer group and benchmark index; and (viii) the proposed sub-advisory fee as compared to other international equity investment advisers, as reported in the Callan fee study ("Selected Peer Group").

          The Board did not identify any single factor as determinative or controlling in reaching its conclusions. Among the factors considered regarding approval of the proposed Sub-Advisory Agreement, the Board discussed Polaris's experience, services to be provided, brokerage and trading policies, fees, performance, investment style and processes, and compliance policies and procedures. The Board noted that Polaris has been a registered investment adviser for over 10 years; that its 2 portfolio managers have a combined total of over 34 years of investment advisory experience and that Polaris manages 17 portfolios representing over $600 million in assets. The Board also considered the Adviser's representations that Polaris would provide an investment management style complementary to that of the Adviser and that the combined management styles would be beneficial to the Fund. The Board gave substantial consideration to the Adviser's representations that Polaris would provide depth of quality management, as evidenced by Polaris's past performance with similar investment products.

          The Board further considered the investment performance of Polaris. In particular, the Board compared Polaris's investment performance in managing the Similar Portfolio to the performance of its respective Lipper peer group and benchmark index. The Board also considered the Similar Portfolio's investment performance in light of the investment objectives applicable to that portfolio. The Board also reviewed Polaris's proposed investment approach for the Fund, including Polaris's investment philosophy, policies, techniques and strategies.

          The Board then reviewed the proposed sub-advisory fee structure. In so doing, the Board examined the proposed fees as compared to the respective Selected Peer Group. Those comparisons aided the Board in evaluating the reasonableness of the sub-advisory fee to be paid by the Adviser to Polaris. The Board also considered Polaris's representations with respect to the costs of providing investment advisory services to the Fund and the profits it expected to receive pursuant to the proposed Sub-Advisory Agreement.

          The Board also reviewed whether Polaris's management of the Fund could generate economies of scale. The Board determined that in light of the fact that Polaris receives an increase in the sub-advisory fee commensurate with an increase in Fund assets under its management, economies of scale would not likely generate from the arrangement. The Board also reviewed information detailing Polaris's trading and compliance policies and code of ethics. The Board considered information that disclosed that all trades made on behalf of the Fund would receive best execution. The Board also noted that Polaris does not utilize any affiliated brokers or participate in any relationships, such as soft dollar arrangements, by which brokers provide research to Polaris for allocating Fund brokerage.

          Based upon the information that it received, the Board concluded that Polaris has sufficient resources to fulfill effectively its duties under the proposed Sub-Advisory Agreement and that Polaris appeared sufficiently prepared to manage the Fund's investment program and perform its fiduciary duties as the Fund's Sub-Adviser. The Board concluded that the scope and quality of the services to be provided to the Fund under the proposed Sub-Advisory Agreement were consistent with the Fund's overall investment and operational objectives. After further discussion, the Board, including all of the independent trustees, concluded that the proposed sub-advisory fees to be paid by the Adviser to Polaris were reasonable in light of the services to be provided by Polaris and that the proposed Sub-Advisory Agreement was fair and in the best interests of the Fund. For the reasons described above, the Board unanimously recommends that shareholders of the Fund vote to approve the Sub-Advisory Agreement.

INFORMATION CONCERNING POLARIS

          Polaris is a Massachusetts corporation registered as an investment adviser under the Investment Advisers Act of 1940. Polaris provides investment management services to funds with similar investment objectives to that of the Fund ("Similar Funds") with the following asset sizes and advisory fees:

--------------------------------------------------------------------------------
SIMILAR FUND                SIZE OF FUND    ADVISORY FEE
--------------------------------------------------------------------------------
Polaris Global Value Fund   $216 million    1.00%
--------------------------------------------------------------------------------
Quant Foreign Value Fund    $241 million    0.35% on the first $35 million;
                                            0.40% over $35 million but less than
                                            $200 million; 0.50% on $200 million
                                            and over
--------------------------------------------------------------------------------

          Polaris has not waived, reduced, or agreed to reduce the above compensation.

          Polaris's principal offices are at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of March 31, 2005, Polaris had approximately $617 million in assets under management.

          The following table sets forth the name, address, position, and principal occupation of Polaris' principal executive officers:

-------------------------------------------------------------------------------------------------------
     NAME AND ADDRESS                 CURRENT POSITION(S)            PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.              President, Portfolio Manager       Polaris Capital Management
125 Summer Street, Suite 1470                                        (Founder, President and
Boston, MA 02110                                                     Portfolio Manager)
-------------------------------------------------------------------------------------------------------
Edward E. Wendell                 Treasurer                          Boston Investor Services, Inc.
125 Summer Street, Suite 1470                                        (President and Chief Compliance
Boston, MA 02110                                                     Officer
-------------------------------------------------------------------------------------------------------

          Mr. Horn owns 100% of the voting interests of Polaris.

          Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. The firm's pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by their proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.

INFORMATION CONCERNING THE SUB-ADVISORY AGREEMENT

          Polaris will serve as sub-adviser for the Fund, pursuant to the Sub-Advisory Agreement with the Adviser. The terms of the proposed Sub-Advisory Agreement are substantially similar to the current advisory agreement between the Adviser and the Trust with respect to the Fund. In exchange for providing sub-advisory services to the Fund, Polaris will be paid an annualized fee with respect to the portion of assets of the Fund allocated to Polaris consistent with the following schedule:

                  Up to $125 million            -        35 basis points
                  $125 to $200 million          -        40 basis points
                  Over $200 million             -        50 basis points

          Each specified number of basis points applies only to assets within its adjacent dollar range. For example, if the size of Polaris' allocation is $300 million, Polaris would be paid 35 basis points on the first $125 million; 40 basis points on the next $75 million; and 50 basis points on the amount over $200 million. Within ten days after the end of the relevant month, the Fund will calculate the applicable amount based on the net asset value of the designated assets as of the last business day of the month, determined before giving effect to the payment of the accrued monthly management fee being calculated or to any repurchases or distributions as of such date or any capital contributions made on such date. Because this fee is paid out of the management fees the Adviser receives from the Fund, shareholders will not pay any additional fees if the Sub-Advisory Agreement is approved.

          In return for the management fee, Polaris would manage the Fund's day-to-day investment activity with respect to the International Value Component. In particular, Polaris will (i) assist the Adviser in providing a continuous investment program for the International Value Component, including investment research and management with respect to all securities, investments, cash and cash equivalents in the International Value Component, and (ii) assist the Adviser in determining from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the International Value Component. The Sub-Advisory Agreement also provides that Polaris is authorized to select the brokers that will execute the purchases and sales of securities for the Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution for such purchases and sales of securities. The services provided under the Sub-Advisory Agreement will be in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus, Statement of Additional Information and resolutions of the Board applicable to the Fund.

          If approved by shareholders, the Sub-Advisory Agreement will continue in effect so long as such continuance is specifically approved at least annually
(i) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement provides for termination automatically upon assignment and is terminable at any time by the Adviser or the Trust (by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to Polaris or by Polaris (after the initial term of the agreement) on 180 days' written notice.

          If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Trustees of the Fund will consider what other action is appropriate based upon the best interests of the shareholders.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------


         The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in their discretion.

                                OTHER INFORMATION


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          To the knowledge of the Fund, as of the Record Date, no current Trustee of the Fund held 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

          APPENDIX B to this Proxy Statement lists the persons that, to the knowledge of the Fund, held beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


VOTE REQUIRED AND RECOMMENDATION

          Approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of all shareholders of the Fund on the record date, which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the interests present at the Meeting, if the holders of more than 50 percent of the interests of the Fund are present or represented by proxy, or
(ii) of more than 50 percent of the interests of the Fund, whichever is less.

          THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.


OTHER MATTERS TO COME BEFORE THE MEETING

          Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.


EXPENSES

          The Adviser will bear the expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.


SOLICITATION OF PROXIES

          Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Adviser or the Fund's co-administrator also may solicit without compensation by telephone or personal contact.


ADVISER

          Allegiant Asset Management Company is the Fund's investment adviser, with principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114. The Adviser is responsible for the management of the Fund, subject to oversight by the Fund's Board of Trustees. The Adviser has established guidelines for the management of the Fund's investments and monitors the Sub-Adviser to help assure appropriate management of the Fund's International Value Component. The Adviser also reviews/consults with the Sub-Adviser on specific strategy allocations and portfolio security selections.

CO-ADMINISTRATORS

          PFPC Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 and NCB, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114 serve as co-administrators of the Fund. The co-administrators provide administration services to the Fund.

DISTRIBUTOR

          Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Fund.

SHAREHOLDER PROPOSALS

          The Trust is not required to hold annual meetings of shareholders. A special meeting of shareholders may be called at any time by the Board or on the written request of shareholders owning 20% of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at the meeting of the Trust should send such proposal to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

DELIVERY OF PROXY STATEMENT

          The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to the Fund, 760 Moore Road, King of Prussia, Pennsylvania 19406, or call toll-free 1-800-622-3863. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Fund directly.

          PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                               Herbet R, Martens, Jr., President
                                                                   July 21, 2005

                           VOTE THIS PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

              CALL: To vote by phone, call toll-free 1-800-690-6903

                      and follow the recorded instructions.

                LOG-ON: Vote on the internet at WWW.PROXYWEB.COM

                       and follow the on-line directions.

          MAIL: Return the signed proxy card in the enclosed envelope.

                                                 ALLEGIANT FUNDS
                                                 PROXY FOR A SPECIAL MEETING OF
ALLEGIANT INTERNATIONAL EQUITY FUND              SHAREHOLDERS ON AUGUST 22, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALLEGIANT FUNDS (THE "TRUST") and relates to the proposal with respect to the Allegiant International Equity Fund (the "Fund"), for use at a Special Meeting of Shareholders to be held on August 22, 2005 at 3:00 p.m. (Eastern Time) in the offices of the Trust's Co-Administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints David C. Lebisky and Adam Shoffner, and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders of the Fund, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND PROXY STATEMENT DATED JULY 21, 2005.

                                               YOUR VOTE IS IMPORTANT.

                              IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          Date:___________________, 2005




                              Signature (Joint Owners) (SIGN IN THE BOX)

                              PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. IF SHARES ARE HELD IN THE NAME OF JOINT OWNERS, EACH SHOULD SIGN. ATTORNEYS-IN-FACT, EXECUTORS, ADMINISTRATORS, ETC. SHOULD SO INDICATE. IF THE SHAREHOLDER IS A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP NAME BY AUTHORIZED PERSON.

                              [ ] CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

Please  fill in one of the  boxes as shown  using
black or blue ink or number 2 pencil.                                        [X]

PLEASE DO NOT USE FINE POINT PENS.


This Proxy Card, if properly executed, will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted "FOR" the proposal. This proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the Sub-Advisory Agreement.


PROPOSAL

                                                                  FOR     AGAINST     ABSTAIN

 (1) To approve a Sub-Advisory Agreement between Allegiant Asset
     Management Company and Polaris Capital Management, Inc.      [ ]       [ ]         [ ]
     on behalf of the Fund


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A



                             SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND



         THIS SUB-ADVISORY AGREEMENT ("AGREEMENT") is made as of September 1, 2005 by and between ALLEGIANT ASSET MANAGEMENT COMPANY, a Michigan corporation ("ADVISER"), and POLARIS CAPITAL MANAGEMENT, INC., a Massachusetts corporation ("SUB-ADVISER").

         WHEREAS, Allegiant Funds, a Massachusetts business trust ("TRUST"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"); and

         WHEREAS, pursuant to an Advisory Agreement dated April 9, 1998 ("ADVISORY AGREEMENT") by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust to manage the Trust's International Equity Fund ("FUND"); and

         WHEREAS, the Advisory Agreement authorizes the Adviser to subcontract investment advisory services with respect to the Fund to a sub-adviser; and

         WHEREAS, subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Trust; and

         WHEREAS, this Agreement and the Sub-Adviser have been approved by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of those members of the Trust's Board of Trustees ("BOARD") who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. CERTAIN DEFINITIONS. For purposes of this Agreement, in addition to the terms defined elsewhere herein,

         (a) the terms "MAJORITY OF THE OUTSTANDING VOTING SECURITIES", "INTERESTED PERSONS", "INVESTMENT COMPANY", and "ASSIGNMENT" have the meanings ascribed to those terms in the 1940 Act;

         (b) "AVERAGE DAILY ASSETS" means, as to a Monthly Period (as defined in
Section 9 below) an amount equal to the sum of the daily market value of that portion of the assets of the Fund that have been allocated to the Sub-Adviser pursuant to Section 3(a)(i) below for each calendar day in the Monthly Period divided by the number of days in the Monthly Period;

         (c) "EXISTING SUBADVISER CLIENTS" means all clients of the Sub-Adviser that are investment companies or would be investment companies but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act. All Existing Subadviser Clients are identified on SCHEDULE B.

         2. APPOINTMENT AND ACCEPTANCE; DELIVERY OF DOCUMENTS.

         (a) Subject to the supervision of the Adviser and the Board and the terms and provisions of this Agreement, the Adviser hereby appoints the Sub-Adviser to act as investment adviser for the Fund, and the Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the compensation provided herein, during the Services Period (as defined in Section 9 below).

         (b) The Sub-Adviser acknowledges that it has received copies of the Trust's most recent prospectuses and statements of additional information with respect to the Fund.

         3. SERVICES OF SUB-ADVISER.

         (a) The Sub-Adviser will provide the following services to the Adviser:

                  (i) The Sub-Adviser will provide a continuous program of investment management for that portion of the assets of the Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of the allocation. The allocation may be determined by the Adviser or the Board, in writing, by an authorized officer of the Trust. It is understood that the assets so allocated may consist of all, a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at any time, and from time to time, upon such notice to the Sub-Adviser as may be reasonably necessary, in the view of the Trust and the Adviser, to ensure orderly management of the Fund.

                  (ii) Assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Sub-Adviser will assist the Adviser in determining from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus, Statement of Additional Information, and resolutions of the Board applicable to the Fund;

         (b) Transmit trades to the Trust's custodian for proper settlement;

         (c) Prepare a quarterly broker security transaction summary and monthly security transaction listing for that portion of the assets of the Fund that may be allocated to the Sub-Adviser pursuant to Section 3(a)(i) above;

         (d) Maintain all books and records with respect to the Fund's securities transactions effected by it as required by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act; and

         (e) Supply the Trust and the Board with reports and statistical data as reasonably requested.

         4. OTHER COVENANTS. The Sub-Adviser agrees that it:

         (a) will comply with all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with other applicable laws;

         (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

         (c) will not make loans to any Person to purchase or carry shares in the Fund or make interest-bearing loans to the Trust or the Fund;

         (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of any affiliated person of the Adviser. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of any affiliated person of the Adviser;

         (e) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction the Sub-Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser also may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any fund and/or other accounts over which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, no prior approval by the Board will be required so long as the broker or dealer selected by the Sub-Adviser provides best price and execution on a particular transaction. In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by rule, regulation, or order of the SEC. In executing portfolio transactions for the Fund, the Sub-Adviser may, but will not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients;

         (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust).

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's written request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by it pursuant to Section 3(d) of this Agreement.

         6. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for the Fund; provided, however, that the Sub-Adviser need not pay more than $10,000 per Annual Period (as defined in Section 9 below) for expenses incurred by it in providing marketing support to the Adviser as requested by the Adviser.

         7. FEES. For each Monthly Period (as defined in Section 9 below), the Adviser will pay to the Sub-Adviser, monthly in arrears within ten days after the end of the relevant Monthly Period, an annualized fee (each, a "FEE" and collectively, the "FEES"), calculated as follows:

         (a) If the Average Daily Assets for the Monthly Period is less than or equal to $125,000,000, the Fee for the Monthly Period will equal the product of
(i) the Average Daily Assets for the Monthly Period multiplied by (ii) .029167%.

         (b) If the Average Daily Net Assets for the Monthly Period is greater than $125,000,000 but less than or equal to $200,000,000, the Fee for the Monthly Period will equal the sum of (i) $36,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $125,000,000 multiplied by (B) .03333%.

         (c) If the Average Daily Assets for the Monthly Period is greater than $200,000,000, the Fee for the Monthly Period shall equal the sum of (i) $61,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $200,000,000 multiplied by (B) .04167%.

The foregoing provisions are consistent with the description of fees set forth in SCHEDULE A.

         8. LIMITATION OF LIABILITY. The Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. TERM; TERMINATION.

         (a) The initial term of this Agreement will be two years ("INITIAL TERM"), unless it is terminated earlier in accordance with its terms. Thereafter, this Agreement will continue in effect for successive twelve month periods (each a "RENEWAL TERM") so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. For purposes of this Agreement, "SERVICES PERIOD" means the Initial Term and any Renewal Term. The Services Period will be divided into (i) consecutive annual periods of twelve months each that commence on October 1 and expire on September 30 (each, an "ANNUAL PERIOD"), except that the first Annual Period will expire on September 30, 2006, (ii) each Annual Period will be divided into four consecutive, three-month periods (each, a "QUARTERLY PERIOD"), except that the first Quarterly Period will begin on the date of this Agreement and end on September 30, 2005, and (iii) each Quarterly Period will be divided into three consecutive calendar months (each, a "MONTHLY PERIOD"), except that the first Monthly Period will begin on the date of this Agreement and end on September 30, 2005.

         (b) Notwithstanding any contrary provision in this Agreement, this Agreement may be terminated as follows:

                  (i) This Agreement will terminate automatically upon the effective date of the termination of the Advisory Agreement with respect to the Fund for any reason (whether by the Trust, by the Adviser, or by operation of law).

                  (ii) This Agreement may be terminated as to the Fund at any time by the Adviser or by the Trust (by vote of the majority of those members of the Board who are not interested persons of any party to this Agreement or by vote of a majority of the outstanding voting securities of the Fund) on sixty days written notice to the Sub-Adviser, or by the Sub-Adviser after the Initial Term on one hundred eighty days written notice to the Trust, provided that in the case of termination by the Trust or the Sub-Adviser, notice shall be given simultaneously to the Adviser.

                  (iii) This Agreement will terminate immediately in the event of its assignment.

         10. REPRESENTATIONS AND WARRANTIES.

         10.1 The Sub-Adviser hereby represents and warrants to the Adviser, the Trust, and the Fund as follows:

         (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF SUB-ADVISER. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Sub-Adviser, the performance by the Sub-Adviser of its obligations hereunder and the consummation by the Sub-Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

         (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Sub-Adviser, (ii) conflict with or violate any law or governmental order applicable to the Sub-Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Sub-Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Sub-Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Sub-Adviser to provide the services contemplated by this Agreement.

         (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person. The Sub-Adviser possesses all necessary licenses and governmental approvals and meets all other legal requirements needed to provide the services required hereunder.

         (d) LITIGATION. No action by or against the Sub-Adviser is pending or, to the knowledge of the Sub-Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of, or that would be reasonably likely to materially adversely affect the Sub-Adviser's ability to provide, the services contemplated by this Agreement.

         (e) INFRINGEMENT. No program or application used by the Sub-Adviser in the performance or delivery of services hereunder will violate any copyright or patent right or infringe on any proprietary rights.

         (f) AGREEMENTS. Neither the Sub-Adviser nor any of its affiliates is a party to any contract, agreement or understanding, whether oral or written, relating specifically to the furnishing of investment advisory services for any person that is an investment company or would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act, other than an Existing Sub-Adviser Client.

         10.2 The Adviser hereby represents and warrants to the Sub-Adviser as follows:

         (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF ADVISER. The Adviser is a corporation duly organized and validly existing under the laws of the State of Michigan and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Adviser, the performance by the Adviser of its obligations hereunder and the consummation by the Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Adviser. This Agreement has been duly executed and delivered by the Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Adviser enforceable against the Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

         (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Adviser, (ii) conflict with or violate any law or governmental order applicable to the Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Adviser to provide the services contemplated by this Agreement.

         (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person, except as otherwise provided herein.

         (d) LITIGATION. No action by or against the Adviser is pending or, to the knowledge of the Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of this Agreement.

         11. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

         12. MISCELLANEOUS.

         (a) The Adviser may use the Sub-Adviser's name in all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, to broker-dealers, or to the public as long as the Sub-Adviser does not notify the Adviser in writing that such use infringes the rights of any third party ("Materials"). The Adviser will furnish the Sub-Adviser with a copy of all Materials that refer to the Sub-Adviser before they are used. The Sub-Adviser will consent to such references unless it reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of the materials that expressly relate to the Sub-Adviser, its services, and its clients.

         (b) The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their permitted successors or assigns, and will be governed by Ohio law. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

                     [SUB-ADVISORY AGREEMENT SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                        POLARIS CAPITAL MANAGEMENT, INC.


                        By:
                           -----------------------------------------------------
                        Name:
                             ---------------------------------------------------
                        Title:
                              --------------------------------------------------

                        ALLEGIANT ASSET MANAGEMENT COMPANY


                        By:
                           -----------------------------------------------------
                        Name:
                             ---------------------------------------------------
                        Title:
                              --------------------------------------------------

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND


                                      FEES


The Adviser will pay the Sub-Adviser an annualized fee with respect to the portion of assets of the Fund allocated to the Sub-Adviser pursuant to Section 3(a)(i) of the Agreement consistent with the following schedule:

                  Up to $125 million            -        35 basis points
                  $125 to $200 million          -        40 basis points
                  Over $200 million             -        50 basis points

Each specified number of basis points applies only to assets within its adjacent dollar range. For example, if the size of the Sub-Adviser's allocation is $300 million, the Sub-Adviser would be paid 35 basis points on the first $125 million; 40 basis points on the next $75 million; and 50 basis points on the amount over $200 million.

                                   APPENDIX B


              SHAREHOLDERS WITH BENEFICIAL OWNERSHIP OF 5% OR MORE
               OF THE OUTSTANDING SHARES OF ANY CLASS OF THE FUND












               [TO BE PROVIDED IN THE DEFINITIVE PROXY STATEMENT]